                                                                 EXHIBIT 10.14.1

                           FIRST AMENDMENT TO LEASE
                             Dated: March 22, 1999

THAT CERTAIN LEASE dated January 31, 1999, by and between COMPS.COM, Inc., a Delaware corporation, Lessee, and COMPS Plaza Associates, L.P., Lessor, for Premises located at 9888 Carroll Center Rd., San Diego, California, is hereby amended as follows:

EXPANSION SPACE (Addendum # 1, Paragraph 3);
--------------------------------------------
OPERATING EXPENSES (Addendum #1, Paragraph 8);
---------------------------------------------
SECURITY DEPOSIT (Lease Paragraph 7)
------------------------------------

Lessee hereby takes possession of Suites 122, 218, 220 on the commencement dates shown below and shall pay the monthly Base Rent and Operating Expense specified below effective upon on the respective commencement dates. Lessee shall deposit with Lessor a Security Deposit equal to the initial monthly Base Rent for the Expansion Space as specified herein.


                                                        Monthly           Monthly
              Rentable         Commencement            Base Rent          Operating Expense
Suite          Sq. Ft.         Date                    ($.985/rsf)        ($.365/rsf)
-----         --------         ----                    -----------         ----------
122           2,105            March 16, 1999          $2,073.43           $  768.33
218             871            March 21, 1999          $  857.94           $  317.92
220           1,159            March 21, 1999          $1,141.62           $  423.04
              -----                                    ---------           ---------
Total         4,135                                    $4,072.99           $1,509.29

Except as specifically modified herein, the Lease and its terms and conditions shall remain in full force and effect. All capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Lease.


LESSOR:                                LESSEE:

COMPS Plaza Associates, L.P.           COMPS.COM, INC.
By: Arden Properties, Inc., a          a Delaware corporation
California corporation

By: /s/ Christopher S. McKellar         By: /s/ Karen Goodrum
   --------------------------------        -------------------------------
        Christopher S. McKellar                 Karen Goodrum
        Vice President                          Vice President & Chief
                                                Financial Officer

Dated: 3/22/99                         Dated: 4/13/99
      -----------------------------          -----------------------------